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                                                                    EXHIBIT 23.2


To the Board of Directors of Micro-Media Solutions, Inc., a Utah corporation:

     We consent to use of our reports included herein, dated June 9, 1998, and to the reference to our firm under the heading "Experts" in the Registration Statement on Form SB-2 for the above named company.


                                              Brown , Graham & Company, P.C.

Georgetown, Texas
July 27, 1998